                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

      Date of Report (Date of earliest event reported:) November 29, 1999

                                              ---------------

                                                Iridium LLC

              Delaware                           0-22637-01                           52-1984342
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                           Iridium Operating LLC

              Delaware                           0-22637-02                           52-2066319
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                     Iridium World Communications Ltd.

              Bermuda                              0-22637                            52-2025291
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                         Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
                                               (441) 295-5950

                                               --------------

                                        Iridium Capital Corporation

              Delaware                          333-31741-03                          52-2048739
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                               Iridium IP LLC

              Delaware                          333-31741-01                          52-2048736
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005
                                               (202) 408-3800

                                              ---------------

                                            Iridium Roaming LLC

              Delaware                          333-31741-02                          52-2048734
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                              ---------------

                                       Iridium Facilities Corporation

              Delaware                           33-44349-04                          52-2083969
          (State or other                 (Commission File Number)          (I.R.S. Employer Identification
          jurisdiction of                                                               Number)
           organization)
                                1575 Eye Street, N.W., Washington, DC 20005

                                               (202) 408-3800

                                               ---------------

This current report on 8-K is filed jointly by Iridium LLC (the "Parent"), Iridium Operating LLC ("Operating"), Iridium World Communications Ltd. ("IWCL"), Iridium Capital Corporation ("Capital"), Iridium Roaming LLC ("Roaming"), Iridium IP LLC ("IP") and Iridium Facilities Corporation ("Facilities").

IWCL acts as a member of the Parent and has no other business. Operating is wholly-owned subsidiary of the Parent. The business of Operating, operating the Iridium system and offering Iridium services, constitutes substantially all of the business of the Parent. Capital, Roaming, IP and Facilities are wholly-owned subsidiaries of Operating.

Item 5. Other Events

On November 29, 1999 Parent and IWCL filed Monthly Operating Statements for the period September 14, 1999 through September 30, 1999 and for the period October 1, 1999 through October 31, 1999 with the United States Bankruptcy Court in the Southern District of New York, copies of which are attached hereto as Exhibits
99.1 and 99.2.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) The following exhibits are filed herewith.

Exhibit Number      Description
--------------      -----------
99.1               Iridium LLC Monthly Operating Statement for the period
                   September 14, 1999 through September 30, 1999 and for the
                   period October 1, 1999 through October 31, 1999

99.2               IWCL Monthly Operating Statement for the period September 14,
                   1999 through September 30, 1999 and for the period October 1,
                   1999 through October 31, 1999

                                   SIGNATURES*

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Iridium World Communications Ltd.
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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                                                    Iridium LLC
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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                                               Iridium Operating LLC
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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                                            Iridium Capital Corporation
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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                                                  Iridium IP LLC
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                              Title: acting secretary
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                                                Iridium Roaming LLC
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                              Title: acting secretary
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                                          Iridium Facilities Corporation
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                                              By /s/ F. Thomas Tuttle
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                                              Name: F. Thomas Tuttle
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                                                 Title: Secretary
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     Date: December 1, 1999